UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Silicon Laboratories Inc.

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A is being filed by Silicon Laboratories Inc. to amend its definitive proxy statement (“Proxy Statement”) for the Annual Meeting of Stockholders to be held on April 22, 2021, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2021, solely to add Appendix II: 2009 Stock Incentive Plan and Appendix III: 2009 Employee Stock Purchase Plan, which were inadvertently omitted from the Proxy Statement when it was originally filed with the SEC. All other portions of the proxy statement remain unchanged.

This Amendment should be read with the Proxy Statement, and, from and after the date of this Amendment, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as amended hereby. Except as specifically discussed in this Explanatory Note, this amendment does not otherwise modify or update any other disclosures presented in the proxy statement. In addition, this amendment does not reflect events occurring after the date of the proxy statement or modify or update disclosures that may have been affected by subsequent events. This amendment, along with the original notice and Proxy Statement and Annual Report, is available at www.proxydocs.com/SLAB.

Appendix II: 2009 Stock Incentive Plan

SILICON LABORATORIES INC.

2009 STOCK INCENTIVE PLAN

(as Amended and Restated on April 22, 2021)

ARTICLE 1. PURPOSES OF THE PLAN

The purposes of the Silicon Laboratories Inc. 2009 Stock Incentive Plan (the “Plan”) are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business by linking the personal interests of the Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.

ARTICLE 2. DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

2.2 “Award” means an Option, an award of Restricted Stock, a Stock Appreciation Right, an award of Performance Shares, an award of Performance Stock Units, an award of Restricted Stock Units, a Performance-Based Award or any other right or benefit, including any other Award under Article 8, granted to a Participant pursuant to the Plan.

2.3 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of the Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.5(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company or the ultimate parent entity in substantially the same proportions of their ownership after the transaction.

Further, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change in Control, the transaction or event described above with respect to such Award must also constitute a “change in ownership,” a “change in the effective control” or a “change in the ownership of substantial assets” of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5) (or any successor provision), and if it does not, payment of such Award will be made pursuant to the Award’s original payment schedule or, if earlier, upon the death of the Participant, unless otherwise provided in the Award Agreement.

2.6 “Code” means the U.S. Internal Revenue Code of 1986, as amended.

2.7 “Committee” means the committee of the Board appointed or described in Article 11 to administer the Plan.

2.8 “Common Stock” means the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for the Common Stock pursuant to Article 10.

2.9 “Company” means Silicon Laboratories Inc., a Delaware corporation.

2.10 “Consultant” means any consultant or adviser if: (a) the consultant or advisor renders bona fide services to the Company or any Subsidiary or Affiliate; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or advisor is a natural person.

2.11 “Director” means a member of the Board.

2.12 “Disability” means, unless otherwise provided in the Award Agreement, that the Participant would qualify to receive benefit payments under the long-term disability policy, as it may be amended from time to time, of the Company or the Subsidiary or Affiliate to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Subsidiary or Affiliate to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board (or its delegate) in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code and for purposes of an Award that is subject to Section 409A of the Code, shall mean a “Disability,” within the meaning of Section 409A of the Code to the extent necessary to comply with Section 409A of the Code.

2.13 “Dividend Equivalent” means a right granted to a Participant related to the Award of Restricted Stock, Restricted Stock Units, Performance Shares and/or Performance Units which is a right to accrue the equivalent value of dividends paid on the Shares prior to vesting of the Award (or prior to payment of an Award that is subject to deferred settlement). Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Committee, provided, however, that in no event shall Dividend Equivalents be paid on any Award that is not vested or that does not become vested in accordance with its terms.

2.14 “Eligible Individual” means any person who is an Employee, a Consultant or a Director, as determined by the Committee.

2.15 “Employee” means a full time or part time employee of the Company or any Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or Subsidiary or Affiliate as (a) independent contractors or (b) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company, a Subsidiary and/or Affiliate. Neither services as a Director nor payment of a director’s fee by the Company or a Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Subsidiary or Affiliate.

2.16 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

2.17 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” means, as of any given date, (a) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) in the absence of an established market for the Shares of the type described in (a) or (b) of this Section 2.18, the fair market value established by the Committee acting in good faith to be reasonable and in compliance with Section 409A of the Code to the extent necessary to exempt an Award from or comply with Section 409A of the Code.

Notwithstanding the foregoing, for income tax reporting purposes under U.S. federal, state, local or non-US law and for such other purposes as the Committee deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Company in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.19 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.20 “Independent Director” means a Director of the Company who is not an Employee.

2.21 “Involuntary Termination” shall have the meaning ascribed to such term or equivalent term(s) in the Award Agreement or other written agreement between the Participant and the Company or a Subsidiary or Affiliate applicable to the Award, or if the term is not defined in the Award Agreement or such other written agreement, shall mean the termination of the employment or service of any Participant which occurs by reason of:

(a) such Participant’s involuntary dismissal or discharge by the Company or a Subsidiary or Affiliate for reasons other than Misconduct, or

(b) such Participant’s voluntary resignation following the initial existence of any of the following conditions: (A) a material diminution in the Participant’s authority, duties or responsibilities, (B) a reduction in the Participant’s base salary by more than 10%, (C) a reduction in the Participant’s total cash compensation (including base salary and target bonus potential) by more than 10%, or (D) a material change in the geographic location at which the Participant must perform services (including, without limitation, a change in the Participant’s assigned workplace that increases the Participant’s one-way commute by more than 35 miles), provided and only if such diminution, reduction or change is effected by the Company without the Participant’s written consent. No voluntary resignation by the Participant pursuant to part (A), (B), (C) or (D) hereof shall be treated as an Involuntary Termination unless the Participant gives written notice to the Committee advising the Company of such intended resignation (along with the facts and circumstances constituting the condition asserted as the reason for such resignation) within 30 days after the time the Participant becomes aware of the existence of such condition and provides the Company a cure period of 30 days following such date that notice is delivered. If the Committee determines that the asserted condition exists and the Company does not cure such condition within the 30-day cure period, the Participant’s termination of employment or service shall be effective on such 30th day of the cure period.

2.22 “Misconduct” shall mean, unless otherwise provided in the Award Agreement, the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Subsidiary or Affiliate) or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Company (or any Subsidiary or Affiliate) in a material manner, as determined by the Committee, in its sole discretion. This shall not limit the grounds for the dismissal or discharge of any person in the employment or service of the Company (or any Subsidiary or Affiliate).

2.23 “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.24 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.25 “Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.26 “Participant” means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.27 “Performance-Based Award” means an Award that is based on Performance Criteria or Performance Goals.

2.28 “Performance Criteria” means the objective or subjective criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. Objective Performance Criteria that may be used to establish Performance Goals may include one or more of the following, without limitation: earnings or net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, income, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on assets or net assets, return on stockholders’ equity, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per Share, market share, new products, customer penetration, technology and risk management, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index. The Committee shall define in an objective fashion the manner of calculating objective Performance Criteria it selects to use for such Performance Period for such Participant. Performance Criteria based on subjective criteria shall be determined on the basis established by the Committee in granting the Award.

2.29 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Subsidiary or Affiliate, the performance of a division, department or a business unit of the Company or a Subsidiary or Affiliate, or the performance of an individual. The Committee, in its discretion, may appropriately adjust or modify the calculation of Performance Goals for such Performance Period (a) in the event of, or in anticipation of, any unusual or infrequently occurring corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.30 “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.31 “Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Shares, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.32 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Shares (or value of Shares in cash), the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.33 “Plan” means this 2009 Stock Incentive Plan, as amended and restated, and as it may be further amended from time to time.

2.34 “Prior Pool” shall have the meaning assigned to it in Section 3.1(a) hereof.

2.35 “Restricted Stock” means Shares awarded to a Participant pursuant to Article 6 that are subject to certain restrictions as set forth in the Award Agreement.

2.36 “Restricted Stock Unit” means an Award granted pursuant to Section 8.3 hereof and shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

2.37 “Section 409A Compliance” shall have the meaning assigned to it in Section 9.6 hereof.

2.38 “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.39 “Share” means a share of Common Stock.

2.40 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the grant price of the SAR, as set forth in the applicable Award Agreement.

2.41 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to Article 10, the aggregate number of Shares which may be issued or transferred pursuant to the exercise of Incentive Stock Options under the Plan shall be 13,370,000 Shares, and the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan other than Incentive Stock Options shall be 13,370,000 Shares reduced by the number of Shares issued pursuant to Incentive Stock Options, which reflects an increase of 2,000,000 in the number of Shares authorized for issuance under the Plan as of its prior amendment and restatement on April 20, 2017.

(a) Share Reserve Counting. Shares subject to Awards granted under the Plan shall be counted against the maximum limit set forth in this Section 3.1 as one (1) Share for every one (1) Share subject to the granted Award. Effective for Awards granted after the 2017 Amendment Date, the Company shall no longer apply the share counting rules established under the Plan for the share reserve available under the Plan prior to its amendment and restatement on April 15, 2014 (the “Prior Pool”).

(b) Shares Reissuable Under Plan. To the extent that an Award terminates, expires, lapses for any reason, or is settled in cash, any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any Shares that become available for the grant of Awards pursuant to this Section 3.1(b) shall be added back as one (1) Share for each Share subject to each type of Award, without regard to whether such Award was granted under the Prior Pool and, at grant, was counted against the maximum share limit as more than one (1) Share. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code

(c) Shares Not Counted Against Share Pool Reserve. To the extent permitted by applicable law and/or any applicable stock exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate (“Substitute Awards”) shall not be counted against Shares available for grant pursuant to this Plan. Additionally, to the extent permitted by applicable law and/or any applicable stock exchange rule in the event that a company acquired by the Company or any company with which the Company or any Subsidiary or Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for grants of Awards under the Plan and shall not reduce the Shares available for issuance under the Plan, and Shares subject to such Awards (which, for the avoidance of doubt, exclude Substitute Awards) may again become available for Awards under the Plan as provided under Section 3.1(b) above; provided that Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 3.1(b) above): (i) shall not be granted after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination; (ii) shall be made only to individuals who were not Employees, Directors or Consultants of the Company or any of its Subsidiaries or Affiliates prior to such acquisition or combination; and (iii) shall otherwise be granted in compliance with applicable stock exchange listing standards. In addition, the payment of Dividend Equivalents in cash pursuant to any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

(d) Shares Not Reissuable Under Plan. Notwithstanding the foregoing, the following Shares shall not be added to the Shares authorized for grant under Section 3.1: (i) any Shares tendered by a Participant or withheld by the Company to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award; (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Award and (iii) Shares repurchased by the Company on the open market with the proceeds of the exercise price from Options.

3.2 Shares Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 10, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 1,000,000 Shares and the maximum amount that may be paid in cash during any calendar year with respect to any Award shall be $30,000,000.

3.4 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to an Independent Director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Common Stock and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted under the Plan to an individual as compensation for services as an Independent Director, together with cash compensation paid to the Independent Director in the form Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $750,000.

ARTICLE 4. ELIGIBILITY, PARTICIPATION AND MINIMUM VESTING REQUIREMENTS

4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan. An Eligible Individual who is subject to taxation in the U.S. and who is a service provider to an Affiliate may be granted Options or SARs under this Plan only if, with respect to the Affiliate, the Company qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the Treasury Regulations promulgated under Section 409A of the Code (or any successor provision).

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan and the grant of an Award to an Eligible Individual shall not imply any entitlement to receive future Awards.

4.3 Minimum Vesting Requirements. Notwithstanding any other provision of the Plan, except (i) in connection with Substitute Awards, (ii) Awards that may be settled only in cash, (iii) Awards granted to Independent Directors that vest in connection with the next annual meeting of the Company’s stockholders held at least 50 weeks following the date of grant of the Award, (iv) immediately vested Awards granted in lieu of cash compensation or (v) an adjustment provided for in Article 10, no portion of an Award granted on or after the 2017 Amendment Date may vest before the first anniversary of the date of grant, subject to earlier vesting in whole or in part as contemplated in Article 10 hereof or otherwise in connection with a Change in Control or upon a Participant’s death or Disability; provided, however, that the Company may grant Awards with respect to up to five percent (5%) of the number of Shares reserved under Section 3.1 without regard to the minimum vesting period set forth in this Section 4.3.

ARTICLE 5. STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 5.2(c) hereof, the per Share exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

(b) Time and Conditions of Exercise. Subject to Section 4.3, the Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, potentially including the following methods: (i) cash or check, (ii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender of attestation equal to the aggregate exercise price of the Shares as to which the Award shall be exercised, (iii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and applicable withholding taxes; provided that payment of such proceeds is then made to the Company upon settlement of such sale), (v) by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate fair market value that does not exceed the aggregate exercise price (plus withholding taxes, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable withholding taxes) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by Participant in cash or other form of payment approved by the Committee, or (vi) any combination of the foregoing methods of payment. The Award Agreement will specify the methods of paying the exercise price available to Participants. The

Committee shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees of the Company or any Subsidiary, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a) Expiration. Subject to Section 5.1(b) and Section 5.2(c) hereof, an Incentive Stock Option may not be exercised as an Incentive Stock Option to any extent by anyone after the first to occur of the following events:

(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) Three months after the Participant’s termination of employment as an Employee; and

(iii) One year after the date of the Participant’s termination of employment or service on account of death, or Disability within the meaning of Section 22(e)(3) of the Code. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Shares of the Company only if such Option is granted with an exercise price per Share that is not less than 110% of the Fair Market Value of a Share on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

(e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6. RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2 Purchase Price. At the time of the grant of an Award of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each Share subject to the Award of Restricted Stock. To the extent required by applicable law, the price to be paid by the Participant for each Share subject to the Award of Restricted Stock shall not be less than the par value of a Share (or such higher amount required by applicable law). The purchase price of Shares acquired pursuant to the Award of Restricted Stock shall be paid either: (i) in cash at the time of purchase; (ii) at the sole discretion of the Committee, by services rendered or to be rendered to the Company or a Subsidiary or Affiliate; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and in compliance with applicable law.

6.3 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Further, notwithstanding any provision herein to the contrary, no dividends will be paid on Restricted Stock that has not vested; however, the Committee, in its discretion, may authorize the accrual of Dividend Equivalents on Restricted Stock.

6.4 Forfeiture. Subject to Section 4.3, except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement, provided that the term of any Stock Appreciation Right shall not exceed ten years.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Shares on the date the Stock Appreciation Right is exercised over (B) the grant price of the Stock Appreciation Right and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

(c) Grant Price. The grant price per Share subject to a Stock Appreciation Right shall be determined by the Committee and set forth in the Award Agreement; provided that, the per Share grant price for any Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

7.2 Payment and Limitations on Exercise.

(a) Subject to Section 7.2(b) hereof, payment of the amounts determined under Section 7.1(b) hereof shall be in cash, in Shares (based on the Fair Market Value per Share as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.1(b) hereof is effected in Shares, it shall be made subject to satisfaction of all applicable provisions of Article 5 pertaining to Options.

ARTICLE 8. OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Awards of Performance Shares which shall be denominated in a number of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. No dividends will be paid on Performance Shares that have not vested; however, the Committee, in its discretion, may authorize the accrual of Dividend Equivalents with respect to outstanding Performance Share Awards.

8.2 Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalents of Shares and/or units of value, including a dollar value, of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. On the vesting date, the Company shall, subject to Section 9.5(a), transfer to the Participant one unrestricted, fully transferable Share for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Performance Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion. No dividends will be paid on Performance Stock Units that have not vested; however, the Committee, in its discretion, may authorize the accrual of Dividend Equivalents with respect to outstanding Performance Stock Units.

8.3 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on the passage of time or the attainment of performance-based conditions. On the settlement date, the Company shall, subject to Section 9.5(a) hereof and satisfaction of applicable withholding taxes (as further set forth in Section 14.3 hereof), transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable withholding taxes (as further set forth in Section 14.3 hereof). No dividends will be paid on Restricted Stock Units that have not vested; however, the Committee, in its discretion, may authorize the accrual of Dividend Equivalents with respect to outstanding Restricted Stock Units.

8.4 Other Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) a right with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other right with the value derived from the value of the Shares. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

8.5 Vesting. Subject to Section 4.3, the vesting conditions applicable to an Award granted pursuant to Article 8 shall be set by the Committee in its discretion.

8.6 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8 shall be set by the Committee in its discretion.

8.7 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8; provided, however, that such price shall not be less than the par value of a Share on the date of grant, unless otherwise permitted by applicable state law.

8.8 Exercise or Settlement upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Awards granted pursuant to this Article 8 shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8 may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise.

8.9 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Shares or a combination of both, as determined by the Committee.

8.10 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

8.11 Timing of Settlement. At the time of grant, the Committee shall specify the settlement date applicable to an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8, which shall be no earlier than the vesting date(s) applicable to the relevant Award, or it may be deferred to any later date to the extent and under the terms determined by the Committee, subject to compliance with Section 409A of the Code. Until an Award granted pursuant to this Article 8 has been settled, the number of Shares subject to the Award shall be subject to adjustment pursuant to Article 10 hereof.

ARTICLE 9. PROVISIONS APPLICABLE TO AWARDS

9.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary or Affiliate. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including, but not limited to, members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. Notwithstanding the foregoing, no Option may be transferred to a third-party financial institution for value without the approval of the stockholders.

9.3 Beneficiaries. Notwithstanding Section 9.2 hereof, a Participant may, if permitted by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.4 Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All certificates evidencing Shares delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state local, securities or other laws, including laws of jurisdictions outside of the United States, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.5 Accelerated Vesting and Deferral Limitations. The Committee shall not have the discretionary authority to accelerate or delay issuance of Shares under an Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, except to the extent that such acceleration or delay may, in the discretion of the Committee, be effected in a manner that will not cause any person to incur taxes, interest or penalties under Section 409A of the Code (“Section 409A Compliance”).

9.6 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 10. CHANGES IN CAPITAL STRUCTURE

10.1 Adjustments.

(a) In the event of any exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 10.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In the event of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(a) and 10.1(b) hereof:

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 10.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii) The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof).

(iii) In addition to the adjustments required by Section 10.1(c)(i), the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto).

10.2 Change in Control.

(a) Notwithstanding Section 10.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse and, following the consummation of such Change in Control, all such Awards shall terminate and cease to be outstanding. Notwithstanding any other provision of the Plan to the contrary, the number or value of any Performance-Based Award or other Award that is based on Performance Criteria or Performance Goals that shall become fully earned, vested, exercisable and free of forfeiture restrictions upon occurrence of the events described in this Section 10.2 shall not exceed the greater of (i) such number or value determined by the actual performance attained during the applicable Performance Period to the time of the Change in Control or (ii) such number or value that would be fully earned, vested, exercisable and free of forfeiture restrictions had 100% of the target level of performance been attained for the entire applicable Performance Period without regard to the Change in Control.

(b) The Committee may at any time, subject to Section 9.6, provide that one or more Awards will automatically accelerate in connection with a Change in Control, whether or not those Awards are assumed or otherwise continue in full force and effect. In addition, where Awards are assumed or continued after a Change in Control, the Committee may provide that one or more Awards will automatically accelerate upon an Involuntary Termination of the Participant’s employment or service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any such Award shall accordingly, immediately prior to the effective date of such Change in Control or upon an Involuntary Termination of the Participant’s employment or service following a Change in Control (at the Committee’s discretion), become fully exercisable and all forfeiture restrictions on such Award shall lapse.

(c) Upon a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including, but not limited to, the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

(d) The portion of any Incentive Stock Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Statutory Option under the U.S. federal tax laws.

10.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of Shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or the exercise price of any Award.

ARTICLE 11. ADMINISTRATION

11.1 Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is a Non-Employee Director and an “independent director” under the NASDAQ rules (or other principal securities market on which Shares are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 11.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

11.2 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant and may vary for Participants outside the United States;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations including adopting sub-plans to the Plan for the purposes of complying with foreign laws and/or taking advantage of tax favorable treatment for Awards granted to Participants outside the United States, as it may deem necessary or advisable to administer the Plan;

(i) Suspend or terminate the Plan at any time, provided that such suspension or termination does not impair rights and obligations under any outstanding Award without written consent of the affected Participant.

(j) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

11.5 Delegation of Authority. To the extent permitted by applicable law, the Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in the laws or regulations, including in jurisdictions outside the United States. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 12. PLAN HISTORY AND EXPIRATION DATE

12.1 Plan History. The Plan became effective on April 23, 2009, the date the Plan was initially approved by the Company’s stockholders. The Plan was amended and restated, effective as of April 15, 2014, April 20, 2017 (the “2017 Amendment Date”) and April 22, 2021 (the “2021 Amendment Date”).

12.2 Expiration Date. The Plan will continue in effect until it is terminated by the Board pursuant to Section 13.1 hereof, except that no Award may be granted under the Plan from and after the tenth anniversary of the 2021 Amendment Date. Any Awards that are outstanding on the date the Plan terminates shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

13.1 Amendment, Modification, and Termination. Subject to Section 14.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), or (ii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and, except as permitted by Article 10, (a) no Option or SAR may be granted in exchange for, or in connection with, the cancellation, surrender or substitution of an Option or SAR having a higher per share exercise price and (b) no Option or SAR may be cancelled in exchange for, or in connection with, the payment of a cash amount or another Award at a time when the Option or SAR has a per share exercise price that is higher than the Fair Market Value of a Share.

13.2 Awards Previously Granted. Except with respect to amendments made or other actions taken pursuant to Section 14.14 hereof or any amendment or other action with respect to an outstanding Award that may be required or desirable to comply with applicable law, as determined in the sole discretion of the Committee, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

ARTICLE 14. GENERAL PROVISIONS

14.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

14.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award, including the right to vote or receive dividends, until the Participant becomes the record owner of such Shares, notwithstanding the exercise of an Option or other Award.

14.3 Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, and local taxes and taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) that the Company or a Subsidiary or Affiliate determines are required to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company or a Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes. The Committee may in its discretion and in satisfaction of the foregoing requirement direct the Company to withhold, or allow a Participant to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld; the number of Shares so withheld may be determined using rates of up to, but not exceeding, the maximum federal, state, local and/or foreign statutory tax rates applicable in a particular jurisdiction on the date that the amount of tax to be withheld is to be determined. Alternatively, the Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the Shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of the Company or any Subsidiary or Affiliate and to remit an amount equal to such tax withholding obligations in cash. No Shares shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.

14.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary or Affiliate.

14.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary or Affiliate.

14.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.8 Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.

14.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.10 Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Shares or otherwise shall be subject to all applicable laws, rules, and regulations of the United States and jurisdictions outside the United States, and to such approvals by government agencies, including government agencies in jurisdictions outside of the United States, in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Texas.

14.14 Section 409A. Except as provided in Section 14.15 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section

409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical.

14.15 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (1) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code or French-qualified stock options) or (2) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 14.14 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14.16 Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate in view of Applicable Laws, governance requirements or best practices, including, but not limited to, a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of cause (as determined by the Committee).

* * * *

Appendix III: 2009 Employee Stock Purchase Plan

SILICON LABORATORIES INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

(as Amended and Restated on April 22, 2021)

I. PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of Silicon Laboratories Inc., a Delaware corporation, by providing Eligible Employees with the opportunity to acquire a proprietary interest in the Corporation through participation in an employee stock purchase plan designed to qualify under Section 423 of the Code, although the Corporation makes no undertaking nor representation to maintain such qualification. In addition, this Plan authorizes the grant of rights to purchase Common Stock under a Non-423(b) Plan which do not qualify under Section 423(b) of the Code, including pursuant to rules, procedures or sub-plans adopted by the Board or Plan Administrator which are designed to achieve tax, securities law or other of the Corporation’s compliance objectives in particular locations outside the United States. This Plan shall govern the terms and conditions of grants made under both the Code Section 423(b) Plan component and the Non-423(b) Plan component.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II. ADMINISTRATION OF THE PLAN

The Plan Administrator shall have the sole and plenary authority to administer the Plan, including, without limitation, the full authority to interpret and construe any provision of the Plan and, for the grant of rights to purchase Common Stock under the Code Section 423(b) Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. The Plan Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Non-423(b) Plan. If such grants are intended to be made under the Non-423(b) Plan, they will be designated as such at the time of grant and such grants may not comply with the requirements set forth under Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan. The Plan Administrator may from time to time delegate its authority to administer the Plan to one or more officers of the Company, unless constrained by applicable law.

III. STOCK SUBJECT TO PLAN

A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. Subject to Article III (B) below, the maximum number of shares of Common Stock which may be issued in the aggregate under the Plan shall be 3,500,000 shares, which reflects an increase of 800,000 in the number of Shares authorized for issuance under the Plan as of its prior amendment and restatement on April 20, 2017. For avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Article III(A) may be used to satisfy purchases of Common Stock under the Code Section 423(b) Plan component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423(b) Plan component.

B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to the maximum number and class of securities issuable in the aggregate under the Plan, (ii) the maximum number and class of securities purchasable per Participant and in the aggregate on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV. MAIN OFFERINGS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Main Offerings, the first of which began on the last business day in April 2010. Unless prior to the commencement of a Main Offering, the Plan Administrator determines that a Main Offering shall be of a different duration (not to exceed twenty-seven (27) months), each Main Offering shall be twelve (12) months, subject to any automatic reset (as described in Article IV(C) hereof). Subsequent Main Offerings shall commence as designated by the Plan Administrator. The Plan Administrator shall also have the authority to establish additional or alternative sequential or overlapping Main Offerings, a different duration for one or more offerings or Main Offerings or different commencement dates for such Main Offerings with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Main Offering to be affected thereafter, provided that no Main Offering shall have a duration exceeding twenty-seven (27) months.

B. Each Main Offering shall be comprised of a series of one or more successive and/or overlapping Sub-Offerings having such durations as may be established by the Plan Administrator. Unless otherwise provided by the Plan Administrator, Sub-Offerings shall run from the last business day in April each year to the last business day in October of the same year and from the last business day in October each year to the last business day in April of the following year.

C. Should the Fair Market Value per share of Common Stock on any Purchase Date within a Main Offering be less than the Fair Market Value per share of Common Stock on the start date of that Main Offering, then that Main Offering shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new Main Offering shall commence on that day, following such Purchase.

D. Unless otherwise specified by the Plan Administrator, each offering to Eligible Employees of each Participating Corporation shall be deemed a separate offering, even if the dates and other terms of the applicable Main Offerings of each such offering are identical and the provisions of the Plan will separately apply to each offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate offering need not be identical, provided that the terms of the Plan and an offering under the Code Section 423(b) Plan together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

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V. ELIGIBILITY

A. Each individual who is an Eligible Employee on the start date of a Main Offering under the Plan may enter that Main Offering on such start date or on any subsequent Semi-Annual Entry Date within that Main Offering, provided he or she remains an Eligible Employee.

B. Each individual who first becomes an Eligible Employee after the start date of a Main Offering may enter that Main Offering on any subsequent Semi-Annual Entry Date within that Main Offering on which he or she is an Eligible Employee.

C. The date an individual enters a Main Offering shall be designated his or her Entry Date for purposes of that Main Offering.

D. To participate in the Plan for a particular Main Offering, the Eligible Employee must complete (either through the Corporation’s online Plan enrollment process or in paper form) the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and follow any procedures for enrollment in the Plan as may be established by the Corporation from time to time on or before his or her scheduled Entry Date. Once an Eligible Employee has enrolled in a Main Offering, his or her enrollment will remain in effect through subsequent Main Offerings on the terms then in effect unless the Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee.

E. Notwithstanding the foregoing provisions of this Article V, for rights to purchase Common Stock granted under the Non-423(b) Plan, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Non-423(b) Plan or an offering if the Plan Administrator determines, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

VI. PAYROLL DEDUCTIONS

A. Except as otherwise provided by the Plan Administrator prior to the commencement of a Main Offering, the payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during a Main Offering may be any multiple of one percent (1%) of the Participant’s Base Salary during each Sub-Offering within that Main Offering, up to a maximum equal to the lesser of (i) twenty-five percent (25%) of the Participant’s Base Salary per pay-period during the applicable Sub-Offering and (ii) one hundred percent (100%) of the Participant’s Base Salary that remains after subtracting all other amounts that are to be deducted or withheld from the Participant’s Base Salary during such pay-period in the Sub-Offering, provided, however, that a lesser amount of the Participant’s remaining Base Salary may be deducted if required to comply with applicable local law. The deduction rate so authorized shall continue in effect throughout the Main Offering, except to the extent such rate is changed in accordance with the following guidelines:

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(i) The Participant may, at any time during the Main Offering, reduce his or her rate of payroll deduction to become effective as soon as possible after completing an amended enrollment form (either through the Corporation’s online Plan enrollment process or in paper form). The Participant may not, however, effect more than one (1) such reduction per Sub-Offering. Further, a Participant’s reduction of his or her rate of payroll deduction percentage to zero (0%) shall be treated as the Participant’s withdrawal from the Main Offering, and the Plan, effective immediately, and no further payroll deductions shall be collected from the Participant with respect to the withdrawal. Provided that the Participant reduces his or her rate of payroll deductions to zero percent (0%) prior to the third business day preceding the next scheduled Purchase Date in the Main Offering (or within such other period as the Plan Administrator may determine), the Participant may elect whether any payroll deductions collected during the Sub-Offering in which such reduction occurs shall be immediately refunded or held for the purchase of shares on the next Purchase Date; if the reduction to zero percent (0%) is made after the aforementioned deadline, the payroll deductions will be held for the purchase of shares on the next Purchase Date. If no such permitted election is made at the time of such reduction to zero percent (0%), then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible. In accordance with Article VII(F)(ii) of the Plan, the termination of the Participant’s purchase right resulting from the Participant’s reduction of his or her rate of payroll deductions to zero percent (0%) shall be irrevocable, and the Participant may not subsequently rejoin the Main Offering for which the terminated purchase right was granted.

(ii) The Participant may, at any time prior to the third business day preceding the commencement of any new Sub-Offering within the Main Offering (or within such other period as the Plan Administrator may determine), increase the rate of his or her payroll deduction by completing an amended enrollment form (either through the Corporation’s online Plan enrollment process or in paper form). The new rate (which may not exceed the twenty-five percent (25%) maximum) shall become effective on the start date of the first Sub-Offering following the completion of such form (either through the Corporation’s online Plan enrollment process or in paper form).

B. Payroll deductions shall begin on the first pay day following the Participant’s Entry Date into the Main Offering and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Main Offering. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account, unless payment of interest is required under local law in which case the purchase rights will be granted under the Non-423(b) Plan, if necessary under applicable laws or regulations. The amounts collected from the Participant shall not be required to be held in any segregated account, unless otherwise required under local law (in which case, such rights will be granted under the Non-423(b) Plan if necessary), or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

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C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Main Offering.

E. For rights to purchase Common Stock granted under the Non-423(b) Plan, if payroll deductions are not permitted under local law, as determined by the Corporation, Participants may be permitted to contribute to the Plan by an alternative method, as determined by the Corporation. Alternate methods of contribution may be permitted for purchase rights granted under the Code Section 423(b) Plan to the extent permissible under Code Section 423.

VII. PURCHASE RIGHTS

A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each Main Offering in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the Main Offering and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such Main Offering, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B. Exercise of the Purchase Right and Delivery of Shares. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the Main Offering, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below or as a result of a Participant’s reduction of his or her rate of payroll deductions to zero percent (0%), as described in Article VI(A)(i) above) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Sub-Offering ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date. As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her purchase rights in a form determined by the Plan Administrator (in its sole discretion) and pursuant to rules established by the Plan Administrator. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares of Common Stock be retained with such broker or agent for a designated period of time, and/or may establish procedures to permit tracking of dispositions of shares.

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C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the Main Offering shall be established by the Plan Administrator; provided however, that such purchase price shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that Main Offering or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. Subject to adjustment as provided in Article III (B) or Article X below, the purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the Main Offering shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that Main Offering or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the Main Offering shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Sub-Offering ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, except as otherwise provided by the Plan Administrator prior to the commencement of a Main Offering, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date during such Main Offering shall not exceed Four Hundred (400) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. In addition, the maximum number of shares of Common Stock purchasable in the aggregate by all Participants on any one Purchase Date under the Plan shall not exceed Three Hundred Thousand (300,000) shares (or such other number designated by the Plan Administrator), subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization.

E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock may be held for the purchase of Common Stock on the next following Purchase Date or promptly refunded following the instant Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable on the Purchase Date or for any reason other than as described in the foregoing sentence shall be promptly refunded following such Purchase Date.

F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the third business day preceding the next scheduled Purchase Date in the Main Offering (or within such other period as the Plan Administrator may determine), withdraw from participation in the Plan by completing and filing the appropriate form with the Plan Administrator (or its designate) and by following any other procedures for withdrawing from the Plan as may be established by the Corporation from time to time, and no further payroll deductions shall be collected from the Participant with respect to the withdrawal. Any payroll deductions collected during the Sub-Offering in which such withdrawal occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

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(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Main Offering for which the terminated purchase right was granted. In order to resume participation in any subsequent Main Offering, such individual must re-enroll in the Plan (by timely completing the prescribed enrollment forms) on or before his or her scheduled Entry Date into that Main Offering.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Sub-Offering in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the date that is three (3) business days prior to the Purchase Date of the Sub-Offering in which such leave commences (or such other cut-off date as shall be established by the Plan Administrator), to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Sub-Offering or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date, provided the Participant remains an Eligible Employee on such Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave, unless continuation of payroll deductions or other authorized contributions is required under local law, in which case the purchase rights will be granted under the Non-423(b) Plan, if necessary under applicable laws or regulations. Upon the Participant’s return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Corporation or Corporate Affiliate is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant’s leave of absence exceed ninety (90) days and his or her re-employment rights not be guaranteed by either statute or contract, then the Participant’s status as an Eligible Employee will be deemed to terminate on the ninety-first (91st) day of that leave, and such Participant’s purchase right for the Main Offering in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave as described in the foregoing sentence shall be treated as a new Eligible Employee for purposes of Article V of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by timely completing the prescribed enrollment forms (either through the Corporation’s online Plan enrollment process or in paper form)) on or before his or her scheduled Entry Date into the Main Offering or any Sub-Offering thereunder, unless a re-enrollment requirement would be contrary to local law, in

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which case the purchase rights will be granted under the Non-423(b) Plan, if necessary under applicable laws or regulations. For avoidance of doubt, if a Participant ceases to remain in active service by reason of an approved paid leave of absence, such Participant’s participation in the Plan shall continue for as long as the Participant is on such paid leave and, if the leave exceeds ninety (90) days, has re-employment rights guaranteed by either statute or contract; should either of these conditions cease to be met, the Participant’s participation in the Plan will be governed by the foregoing provisions of this Article VII(F)(iii).

G. Change of Control. Each outstanding purchase right shall automatically be exercised, prior to the effective date of any Change of Control on a date determined by the Plan Administrator, by applying the payroll deductions of each Participant for the Sub-Offering in which such Change of Control occurs to the purchase of whole shares of Common Stock at the purchase price per share in effect for the Participant on that Purchase Date, treating as the Purchase Date for this purpose the date on which shares are purchased prior to the effective date of such Change of Control The applicable limitation on the number of shares of Common Stock purchasable by all Participants in the aggregate shall not apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Change of Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change of Control.

H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan or the maximum number of share purchasable by all Participants on a Purchase Date in accordance with Article VII(D), the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

K. Tax Withholding. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquires under the Plan, the Participant shall make adequate provision for the U.S. federal, state, local and foreign tax withholding obligations, if any, of the Corporation and/or Corporate Affiliate which arise upon exercise of the purchase right or upon such disposition of shares, respectively. The Corporation and/or the Corporate Affiliate may, but shall not be obligated to, withhold from the Participant’s compensation or any other payments due the

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Participant the amount necessary to meet such withholding obligations or withhold from the proceeds of the sale of shares of Common Stock or any other method of withholding the Corporation and/or the Corporate Affiliate deems appropriate. The Corporation and/or the Corporate Affiliate shall have the right to take such other action as may be necessary in the opinion of the Corporation or a Corporate Affiliate to satisfy withholding obligations for such taxes.

L. Transfer of Employment. For purposes of the Plan, the Participant’s employment relationship shall be treated as continuing intact upon a transfer between locations of a Participating Corporation or upon a transfer of employment from one Participating Corporation to another Participating Corporation that are each participating in the Code Section 423(b) Plan or that are each participating in the Non-423(b) Plan. The Plan Administrator may establish other rules to govern transfers of employment between Participating Corporations and between a Participating Corporation in the Code Section 423(b) Plan and a Participating Corporation in the Non-423(b) Plan (or vice versa), consistent with the requirements of Section 423 of the Code, as amended, and the terms of the Plan.

VIII. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding. The requirements set forth under this provision will be interpreted and applied to comply with current requirements under Code Section 423.

B. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Sub-Offering, then the payroll deductions shall automatically be discontinued and shall resume at the beginning of the first Main Offering in the next calendar year (if the Participant is then an Eligible Employee).

C. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX. EFFECTIVE DATE, TERM OF THE PLAN AND COMPLIANCE WITH LAWS

A. The Plan was initially approved by the stockholders of the Corporation on April 23, 2009 and became effective on April 30, 2010. The Plan was amended and restated, effective as of April 15, 2014, and subsequently amended and restated, effective as of April 20, 2017, October 22, 2020 and April 22, 2021.

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B. The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Corporation’s legal counsel to be necessary for the lawful issuance and sale of any shares under the Plan shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a purchase right, the Corporation may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Corporation.

C. Unless sooner terminated by the Board, in its sole discretion, the Plan shall terminate upon the earlier of (i) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (ii) the date on which all purchase rights are exercised in connection with a Change of Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X. AMENDMENT/TERMINATION OF THE PLAN

A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Sub-Offering. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary the Board or the Plan Administrator, as applicable, determines that such amendment or termination of the Plan is in the best interests of the Corporation and its stockholders. Such actions by the Board may include, without limitation, (i) termination of the Plan or any Main Offering or Sub-Offering, (ii) acceleration of the Purchase Date of any Sub-Offering, (iii) reduction of the discount or change in the method of determining the purchase price in any Sub-Offering or Main Offering (e.g., by determining the purchase price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduction in the maximum number of shares that may be purchased by any Participant or in the aggregate by all Participants on any Purchase Date or (v) any combination of the foregoing actions.

B. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Corporation shall obtain shareholder approval for such amendment or termination in such a manner and to such a degree as required.

XI. RULES FOR FOREIGN JURISDICTIONS.

A. The Board or Plan Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Board or Plan Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

B. The Board or Plan Administrator may also adopt rules, procedures or sub-plans applicable to particular Participating Corporations or locations under the Plan. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Article III (A), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

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C. An Eligible Employee who works for a Participating Corporation and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien within the meaning of Section 7701(b)(1)(A) of the Code) may be excluded from participation in the Plan or a separate offering thereunder if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a separate offering thereunder to violate Section 423 of the Code.

XII. GENERAL PROVISIONS

A. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

B. The Code Section 423(b) Plan is exempt from the application of Section 409A. The Non-423(b) Plan is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Except as provided in Article XII (C) hereof, in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Plan Administrator determines that a purchase right or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the purchase right shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective. Anything in the foregoing to the contrary notwithstanding, the Corporation shall have no liability to a Participant or any other party if the purchase right that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

C. Although the Corporation may endeavor to (1) qualify a purchase right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (2) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Article XII (B) hereof, notwithstanding. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

D. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

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E. The provisions of the Plan shall be governed by the laws of the State of Texas without regard to that State’s conflict-of-laws rules.

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Schedule A

Participating Corporations under the

2009 Employee Stock Purchase Plan

I.	Code Section 423(b) Plan Participating Corporations

Silicon Laboratories Inc.

II.	Non-423(b) Plan Participating Corporations

Silicon Laboratories UK Limited

Silicon Laboratories International Pte. Ltd.

Silicon Laboratories Norway A.S.

Silicon Laboratories Finland Oy

Silicon Laboratories Hungary Korlátolt Felelősségű Társaság

Silicon Laboratories Canada ULC

Silicon Laboratories Asia Pacific, Limited (Taiwan Branch)

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APPENDIX

The following definitions shall be in effect under the Plan:

A. Base Salary shall mean the regular base salary or wages, overtime payments and shift premiums paid to a Participant by one or more Participating Corporations during such individual’s period of participation in one or more Main Offerings under the Plan and shall be calculated before deduction of (i) any income or employment tax withholdings or (ii) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. Base Salary shall not include (i) any bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by the Corporation or any Corporate Affiliate on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Base Salary) or (iii) 13th/14th month payments or similar concepts under local law or any other similar compensation.

B. Board shall mean the Corporation’s Board of Directors.

C. Change of Control shall mean and includes each of the following:

(i) A transaction or series of transactions (other than an offering of the Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Corporation, any of its subsidiaries, an employee benefit plan maintained by the Corporation or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Corporation possessing more than 50% of the total combined voting power of the Corporation’s securities outstanding immediately after such acquisition; or

(ii) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Corporation to effect a transaction described in Section C (i) or Section C (iii) hereof) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) The consummation by the Corporation (whether directly involving the Corporation or indirectly involving the Corporation through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Corporation’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

a.

Which results in the Corporation’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Corporation or the person that, as a result of the transaction, controls, directly or indirectly, the Corporation or owns, directly or indirectly, all or substantially all of the Corporation’s assets or otherwise succeeds to the business of the Corporation (the Corporation or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

b.

After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section C (iii) (b) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Corporation prior to the consummation of the transaction; or

(iv) The Corporation’s stockholders approve a liquidation or dissolution of the Corporation.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change of Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Corporation is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Corporation remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Corporation’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Corporation or the ultimate parent entity in substantially the same proportions of their ownership after the transaction.

The Board shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Corporation has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

D. Code shall mean the U.S. Internal Revenue Code of 1986, as amended.

E. Code Section 423(b) Plan shall mean an employee stock purchase plan which is designed to meet the requirements set forth in Section 423(b) of the Code, as amended. The provisions of the Code Section 423(b) Plan shall be construed, administered and enforced in accordance with Section 423(b).

F. Common Stock shall mean the Corporation’s common stock.

G. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

H. Corporation shall mean Silicon Laboratories Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Silicon Laboratories Inc. which shall by appropriate action adopt the Plan.

I. Exchange Act means the U.S. Securities Exchange Act of 1934, as amended.

J. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year. For rights to purchase Common Stock granted under the Non-423(b) Plan or under a separate offering under the Code Section 423(b) Plan, Eligible Employee shall also mean any other employee of a Participating Corporation to the extent that local law requires participation in the Plan to be extended to such employee, as determined by the Corporation. Notwithstanding the foregoing, the Plan Administrator, in its discretion, from time to time may, prior to a Main Offering for all purchase rights to be granted in one or more separate offerings, determine on a uniform and nondiscriminatory basis that the definition of Eligible Employee will not include an individual if he or she: (i) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Plan Administrator in its discretion), (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each separate offering in an identical manner to all highly compensated individuals of the Participating Company whose Eligible Employees are participating in that offering.

K. Entry Date shall mean the date an Eligible Employee first commences participation in the Main Offering in effect under the Plan.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the “Applicable Date” (as defined below) in accordance with the following provisions:

(i) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the Applicable Date on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the Applicable Date, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) In the absence of an established market for the shares of Common Stock, the Fair Market Value established by the Plan Administrator acting in good faith.

For the purposes of this provision, the “Applicable Date” shall be (a) with respect to any Entry Date, such Entry Date and (b) with respect to any Purchase Date, such Purchase Date; provided, however, that the Plan Administrator may establish before the commencement of a Main Offering that the Applicable Date with respect to each Entry Date and each Purchase Date during such Main Offering shall be the last Stock Exchange trading day immediately preceding such Entry Date or such Purchase Date, as applicable.

M. Main Offering shall mean the period established in accordance with Article IV, consisting of one or more Sub-Offerings, during which purchase rights may be granted pursuant to the Plan and may be exercised on one or more Purchase Dates. The duration and timing of Main Offerings may be changed pursuant to Articles IV and X.

N. 1933 Act shall mean the U.S. Securities Act of 1933, as amended.

O. Non-423(b) Plan shall mean an employee stock purchase plan which is not required to meet the requirements set forth in Section 423(b) of the Code, as amended.

P. Participant shall mean any Eligible Employee of a Participating Corporation who is participating in the Plan.

Q. Participating Corporations shall mean the Corporation and such Corporate Affiliates as may be authorized from time to time by the Board to participate in the Plan. The Board may determine that some Participating Corporations shall be designated to participate in the Non-423(b) Plan. The Participating Corporations in the Code Section 423(b) Plan and in the Non-423(b) Plan are listed in attached Schedule A.

R. Plan shall mean the Corporation’s 2009 Employee Stock Purchase Plan, as set forth in this document, as amended from time to time, which includes a Code Section 423(b) Plan and a Non-423(b) Plan component.

S. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan or any officer or officers to whom authority to administer the Plan has been delegated pursuant to Article II.

T. Purchase Date shall mean the last business day of each Sub-Offering.

U. Semi-Annual Entry Date shall mean the last business day in April and October each year (or such other days as may be established by the Plan Administrator) on which an Eligible Employee may first enter a Main Offering or may rejoin a Main Offering following an approved leave of absence pursuant to Article VII(F)(iii) of the Plan.

V. Sub-Offering shall mean each successive and/or overlapping period within the Main Offering at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

W. Stock Exchange shall mean NASDAQ or the New York Stock Exchange.

PLAN HISTORY

January 29, 2009	Board adopts Plan with a reserve of 1,250,000 shares.

April 23, 2009	Stockholders approve Plan.

January 23, 2014	Board adopts Amended and Restated Plan, increasing the share reserve to 1,700,000 shares.

April 15, 2014	Stockholders approve Amended and Restated Plan.

July 21, 2016	Board adopts Amended and Restated Plan, reflecting a clarifying amendment.

February 22, 2017	Board adopts second Amended and Restated Plan, increasing the share reserve to 2,700,000 shares, effective upon its approval by the stockholders

April 20, 2017	Stockholders approve second Amended and Restated Plan, increasing the share reserve to 2,700,000 shares.

October 17, 2019	Board adopts Amended and Restated Plan, reflecting the addition of Silicon Laboratories Hungary Korlátolt Felelősségű Társaság as a participating corporation.

October 22, 2020	Board adopts Amended and Restated Plan, reflecting the addition of Silicon Laboratories Canada ULC and Silicon Laboratories Asia Pacific, Limited (Taiwan Branch) as participating corporations.

February 24, 2021	Board adopts Amended and Restated Plan, increasing the share reserve to 3,500,000 shares, effective upon its approval by the stockholders

April 22, 2021	Stockholders approve Amended and Restated Plan, increasing the share reserve to 3,500,000 shares.